SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): September 19, 2002

                               Levi Strauss & Co.
             (Exact name of registrant as specified in its charter)


      DELAWARE                        333-36234                  94-0905160
(State of Incorporation)       (Commission File Number)        (IRS Employer
                                                          Identification Number)

          1155 Battery Street
       San Francisco, California                                    94111
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (415) 501-6000


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ITEM 9.  REGULATION FD DISCLOSURE.

         On September 19, 2002, Levi Strauss & Co. (the "Company") filed Amended Quarterly Reports on Form 10-Q/A for the quarterly periods ended February 24, 2002 and May 26, 2002 (the "Amended 10-Q's") with the Securities and Exchange Commission. The amendments relate to the technical application of Statement of Financial Accounting Standard No. 52, "Foreign Currency Translation," as it related to an intercompany transaction. For the quarter ended February 24, 2002, the Company identified $1.8 million ($1.1 million after-tax) of foreign currency translation gains, and for the three- and six-month periods ended May 26, 2002, the Company identified $10.1 million ($5.3 million after-tax) and $8.3 million ($4.1 million after-tax), respectively, of foreign currency translation losses that were inadvertently reflected in "Other (income) expense, net" in the Consolidated Statement of Operations. These amounts should have been reflected under "Other comprehensive income" on the Consolidated Balance Sheet. The amendment has no effect on net sales, gross profit, operating income (loss) or net cash provided by operating activities.

         Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the certifications attached as Exhibit 99.1 to this Report are being made to accompany the Amended 10-Q's.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 19, 2002

                                LEVI STRAUSS & CO.


                                By /s/ William B. Chiasson
                                   -----------------------
                                   William B. Chiasson
                                   Title:  Senior Vice President
                                           and Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit No.
-----------

99.1 Certification pursuant to Section 906 of Principal Executive Officer and Principal Financial Officer dated September 19, 2002.

                                                                    Exhibit 99.1


    Certification by the Chief Executive Officer and Chief Financial Officer
           Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Levi Strauss & Co., a Delaware corporation (the "Company"), does hereby certify that:

                1. The accompanying Amended Quarterly Reports of the Company on Form 10-Q/A for the periods ended February 24, 2002 and May 26, 2002 (the "Reports") fully comply with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

                2. Information contained in the Reports fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Reports.




/s/ Philip A. Marineau
----------------------
Philip A. Marineau
President
and Chief Executive Officer
September 19, 2002



/s/ William B. Chiasson
-----------------------
William B. Chiasson
Senior Vice President
and Chief Financial Officer
September 19, 2002


This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form 10-Q/A or as a separate disclosure document.